                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 19, 2000


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


          DELAWARE                    0-19604                95-340340
----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission          (IRS Employer
     of Incorporation)              File Number)         Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (323) 210-5000
            --------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  ANNUAL SHAREHOLDERS MEETING

         Reference is made to the Preferred Stock Purchase Agreement of Registrant, dated as of May 19, 2000, by and between the Registrant and Specialty Finance Partners (the "STOCK PURCHASE AGREEMENT"), which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the Preferred Stock Purchase Agreement is attached to this Form 8-K as Exhibit 10.38.

         Reference is made to the two press releases of Registrant issued on May 19, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.


ITEM 6.       FINANCIAL STATEMENTS AND EXHIBITS


         (c)               EXHIBITS

         10.38             Preferred Stock Purchase Agreement, dated as of May
                           19, 2000, by and between the Registrant and Specialty
                           Finance Partners

         99.1              Press release issued May 19, 2000.

         99.2              Press release issued May 19, 2000.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AAMES FINANCIAL CORPORATION





Dated: May 23, 2000                  By:   /s/ Ralph W. Flick
                                           --------------------------
                                                  Ralph W. Flick
                                                  Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
-----------                         ----------------------

         10.38             Preferred Stock Purchase Agreement, dated as of May
                           19, 2000, by and between the Registrant and Specialty
                           Finance Partners

         99.1              Press release issued May 19, 2000.

         99.2              Press release issued May 19, 2000.


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